SCHEDULE 14A INFORMATION

      Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
                                  Act of 1934

Filed by the Registrant
Filed by a Party other than the Registrant

Check the appropriate box:
         Preliminary Proxy Statement                       Confidential, for use
      X  Definitive Proxy Statement                        of the Commission
         Definitive Additional Materials                   Only (as permitted
         Soliciting Material Pursuant to Rule 14a-11(c)    by Rule 14a-6(e)(2))
         or Rule 14a-12

                            CSB FINANCIAL GROUP, INC.
                (Name of Registrant as Specified in its Charter)

                            CSB FINANCIAL GROUP, INC.
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (check the appropriate box):

      X   No fee required.
          Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

               1) Title of each class of securities to which transaction applies:

               2)   Aggregate number of securities to which transaction applies:

               3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

               4)   Proposed maximum aggregate value of transaction:

               5)   Total fee paid:

          Fee paid previously with preliminary materials.

         Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

               1)   Amount Previously Paid:

               2)   Form, Schedule or Registration Statement No.:

               3)   Filing Party:

               4)   Date Filed:

                            CSB Financial Group, Inc.

                             200 South Poplar Street
                            Centralia, Illinois 62801
                                 (618) 532-1918



December 10, 1997



Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of CSB Financial Group, Inc. to be held at the Carlyle office of Centralia Savings Bank, 801 12th Street, Carlyle, Illinois, on Friday, January 9, 1998, at 10:00 a.m., Central Time.

The attached Notice of the Annual Meeting and Proxy Statement describes the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Corporation. Directors and officers of the Corporation, as well as a representative of McGladrey & Pullen, LLP, the Corporation's independent auditors, will be present to respond to any appropriate questions stockholders may have.

To ensure proper representation of your shares at the Annual Meeting please sign, date, and return the enclosed proxy card in the enclosed postage-prepaid envelope as soon as possible even if you currently plan to attend the meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting.

Sincerely,

CSB FINANCIAL GROUP, INC.

/s/ K. Gary Reynolds

K. Gary Reynolds
President and Chief Executive Officer

                            CSB FINANCIAL GROUP, INC.
                             200 SOUTH POPLAR STREET
                            CENTRALIA, ILLINOIS 62801
                                 (618) 532-1918
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JANUARY 9, 1998




         NOTICE IS HEREBY GIVEN, that the Annual Meeting of Stockholders (the "Meeting") of CSB Financial Group, Inc. (the "Corporation") will be held at the Carlyle office of Centralia Savings Bank, 801 12th Street, Carlyle, Illinois, on Friday, January 9, 1998, at 10:00 a.m., Central Time.

         The Meeting is for the purpose of considering and acting upon:

                    1.   The election of two directors of the Corporation; and

                    2. Such other matters as may properly come before the Meeting or any adjournments thereof.

         The Board of Directors has fixed the close of business on December 1, 1997 as the record date for the determination of the stockholders entitled to vote at the Meeting and any adjournments thereof.

         You are requested to complete and sign the enclosed proxy card which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope.



                                           BY ORDER OF THE BOARD OF DIRECTORS

                                           /s/ K. Gary Reynolds

                                           K. Gary Reynolds
                                           President and Chief Executive Officer


Centralia, Illinois
December 10, 1997




IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE CORPORATION THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                 PROXY STATEMENT
                                       OF
                            CSB FINANCIAL GROUP, INC.
                             200 SOUTH POPLAR STREET
                            CENTRALIA, ILLINOIS 62801
                                 (618) 532-1918
                         ANNUAL MEETING OF STOCKHOLDERS
                                 JANUARY 9, 1998

                               GENERAL INFORMATION


         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of CSB Financial Group, Inc. (the "Corporation") to be used at the Annual Meeting of Stockholders of the Corporation (the "Meeting"). The Meeting will be held at the Carlyle office of Centralia Savings Bank (the "Savings Bank"), 801 12th Street, Carlyle, Illinois, on Friday, January 9, 1998, at 10:00 a.m., Central Time. The accompanying Notice of Meeting, this Proxy Statement and the Proxy Card are being first mailed to stockholders on or about December 10, 1997. The Corporation is the holding company for the Savings Bank.

         Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. A stockholder who has executed a proxy has the power to revoke it at any time before it is voted by delivering written notice of revocation to the Secretary of the Corporation at 200 South Poplar Street, Centralia, Illinois 62801, by executing and delivering a subsequently dated proxy, or by attending the Meeting and voting in person. Proxies solicited by the Board of Directors of the Corporation will be voted in accordance with the directions given therein. Where no instructions are indicated, proxies will be voted for the nominees for directors set forth below.

         A quorum of stockholders is necessary to take action at the Meeting. The presence, in person or by proxy, of the holders of a majority of the shares of Common Stock entitled to vote at the Meeting shall constitute a quorum. Votes cast by proxy or in person at the Meeting will be tabulated by the inspectors of election appointed for the Meeting and will be counted as present for purposes of determining whether a quorum is present.

         The expenses of solicitation, including the cost of printing and mailing, will be paid by the Corporation. Officers and employees of the Corporation may solicit proxies personally, by telephone or by telegram. The Corporation may also reimburse brokers, nominees and other fiduciaries for their reasonable expenses in forwarding proxy solicitation material to beneficial owners.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         Stockholders of record as of the close of business on December 1, 1997 (the"Record Date") are entitled to one vote for each share of common stock of the Corporation (the "Common Stock") then held. Stockholders are not permitted to cumulate their votes for the election of directors. As of the Record Date, the Corporation had 839,725 shares of Common Stock issued and outstanding.

         The following table sets forth, as of the Record Date, the number of shares of Common Stock beneficially owned by each person known by the Corporation to be the beneficial owner of more than five percent of the outstanding shares of Common Stock, each director of the Corporation, the executive officer (who is also a director) named in the Summary Compensation Table below, and all directors and executive officers of the Corporation as a group.

                                                 Amount and Nature of                   Percent of Common
Name of Beneficial Owner                        Beneficial Ownership(1)                 Stock Outstanding
--------------------------------------          -----------------------                 -----------------

Tontine Financial Partners, L.P.                       84,829(2)                              10.1%
c/o Jeffrey L. Gendell
Tontine Management, L.L.C.
200 Park Avenue, Suite 3900
New York, New York   10166

First Financial Fund, Inc.                             74,600(3)                               8.9%
One Seaport Plaza - 25th Floor
New York, New York  10292

John Hancock Advisers, Inc.                            90,000(4)                              10.7%
101 Huntington Avenue
Boston, Massachusetts  02199

Wellington Management Company                          74,600(5)                               8.9%
75 State Street
Boston, Massachusetts  02109

Wesley N. Breeze                                       8,949(6)                              1.1%(12)

A. John Byrne                                          19,449(7)                             2.3%(12)

Michael Donnewald                                      37,499(8)                             4.5%(12)

Larry M. Irvin                                         24,949(9)                             3.0%(12)

W. Harold Monken                                      26,449(10)                             3.1%(12)

K. Gary Reynolds                                      15,712(11)                             1.9%(12)

All directors and executive                             138,847                             16.3%(13)
officers as a group (7 persons)


-------------------------

(1) Unless otherwise indicated, the nature of beneficial ownership for shares shown in this column is sole voting and investment power.

(2) Based on Schedule 13D dated October 24, 1997. All 84,829 shares are beneficially owned with shared voting and shared investment power.

(3) Based on Schedule 13G dated February 7, 1996. All 74,600 shares are beneficially owned with sole voting and shared investment power.

(4)  Based on  Schedule  13G dated  January  26,  1996,  which was also filed on behalf of The Berkley Financial Group, Inc. ("TBFG"), the parent corporation of John Hancock Advisers, Inc. ("JHA") and a wholly-owned subsidiary of John Hancock Asset Management ("JHAM"); JHAM, a wholly-owned subsidiary of John Hancock Subsidiaries, Inc. ("JHS"); JHS, a wholly-owned subsidiary of John Hancock Mutual Life Insurance Company ("JHMLIC"); and JHMLIC. The address of TBFG is the same as the above address of JHA. The address of JHAM, JHS and JHMLIC is John Hancock Place, P.O. Box 111, Boston, Massachusetts 02117.

(5) Based on Schedule 13G dated February 9, 1996. All 74,600 shares are beneficially owned with no voting and shared investment power. (6) Of the 7,500 shares reported as beneficially owned by Wesley N. Breeze, 6,928 are held in joint tenancy with Robyn D. Breeze, his wife, and 572 are held by Robert W. Baird & Co., Inc. in trust for the benefit of Wesley N. Breeze and Robyn D. Breeze. Also includes options to purchase 1,035 shares of Common Stock under the Corporation's 1995 Stock Option and Incentive Plan.

(7) Of the 18,000 shares reported as beneficially owned by A. John Byrne, 1,000 are held by Robert W. Baird & Co., Inc. in trust for the benefit of Catherine S. Byrne, his wife, 12,500 are held by the Dwight P. Friedrich Trust for which Mr. Byrne acts as trustee with shared voting and investment power with respect to such shares and 2,000 are held by the Dwight P. Friedrich Family Trust for which Mr. Byrne acts as trustee with shared voting and investment power with respect to such shares. Also includes options to purchase 1,035 shares of Common Stock under the Corporation's 1995 Stock Option and Incentive Plan.

(8) Includes options to purchase 1,035 shares of Common Stock under the Corporation's 1995 Stock Option and Incentive Plan.

(9) Of the 23,500 shares reported as beneficially owned by Larry M. Irvin, 11,200 are held by Sylvia Irvin, his wife, 1,250 are held by Mathew Irvin, his son, 1,000 are held by Cecil Irvin, his father, and 50 are held in joint tenancy by Sylvia Irvin and her son, a minor. Also includes options to purchase 1,035 shares of Common Stock under the Corporation's 1995 Stock Option and Incentive Plan.

(10) Of the 25,000 shares reported as beneficially owned by W. Harold Monken, 14,503 are held in joint tenancy with Jan Monken, his wife, and 5,245 are held by Robert W. Baird & Co., Inc. in trust for the benefit of Jan Monken. Also includes options to purchase 1,035 shares of Common Stock under the Corporation's 1995 Stock Option and Incentive Plan.

(11) Of the 7,484 shares reported as beneficially owned by K. Gary Reynolds, 313 are held in joint tenancy by Jeanette Reynolds, his wife, and Gregory Reynolds, his son, and 313 are held by Jeanette Reynolds as custodian for Kristen Reynolds, his daughter. Also includes options to purchase 5,175 shares of Common Stock under the Corporation's 1995 Stock Option and Incentive Plan.

(12) Percentage is calculated on a partially diluted basis, assuming only the exercise of stock options by such individual which are exercisable within 60 days.

(13) Percentage is calculated on a fully diluted basis, assuming the exercise of all stock options which are exercisable within 60 days.

                       PROPOSAL I - ELECTION OF DIRECTORS

The Corporation's Board of Directors consists of six members. The Corporation's Certificate of Incorporation provides that directors are elected for terms of three years, one-third of whom are elected annually. Two directors will be elected at the Meeting to serve for a three-year period, or until their respective successors have been elected and qualified. The Board of Directors has nominated for election as directors Michael Donnewald and W. Harold Monken. Directors Donnewald and Monken have both been members of the Board of Directors of the Corporation since its formation in December, 1994. Each director of the Corporation, including each director nominee, is also a director of the Savings Bank.

If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute nominees as the Board of Directors may recommend, or the Board of Directors may amend the Bylaws and reduce the size of the Board. At this time, the Board knows of no reason why any nominee might be unavailable to serve. The two individuals receiving the highest number of votes cast will be elected as directors of the Corporation.

The following table sets forth as to each nominee and director continuing in office, his name, age, principal occupation and the year he first became a director of the Corporation. Unless otherwise indicated, the principal occupation listed for each person below has been his occupation for the past five years.

                                                                                         Year First      Year
                                                                                           Became        Term
             Name               Age(1)                Principal Occupation               Director(2)    Expires
---------------------------------------------------------------------------------------------------------------
DIRECTOR NOMINEES

Michael Donnewald                44          President of Donnewald Distributing Co.,      1990           1998
                                             Centralia, Illinois
W. Harold Monken                 58          President and part-owner of an auto           1983           1998
                                             dealership in Centralia, Illinois
DIRECTORS CONTINUING IN OFFICE

 A. John Byrne
                                 66          Retired since 1996.  Prior to that time he    1988           1999
                                             was an accountant with accounting firm of
                                             Glass & Shuffet, Ltd., Centralia, Illinois
K. Gary Reynolds                 46          President and Chief Executive Officer of      1994           1999
                                             the Corporation and Savings Bank since
                                             1994.  Prior to that time, he was an
                                             examiner with the Office of the Comptroller
                                             of the Currency
Wesley N. Breeze                 55          Chairman of the Board of the Savings Bank     1986           2000
                                             and owner and operator of Byrd Watson Drug
                                             Store, Centralia, Illinois
Larry M. Irvin                   56          Owner and operator of Irvin Funeral Homes,    1983           2000
                                             Ltd., Centralia, Illinois
-------------------------

(1)  At December 1, 1997.

(2)  Includes prior service on the Board of Directors of the Savings Bank.

The Board of Directors recommends a vote "FOR" the election of Directors Donnewald and Monken for a term of three years.


                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

The Boards of Directors of the Corporation and the Savings Bank conduct their business through meetings of the full Boards and through meetings of committees of the Board. During the fiscal year ended September 30, 1997, the Board of Directors of the Corporation held nine meetings, and the Board of Directors of the Savings Bank held 13 meetings. No director of the Corporation or the Savings Bank attended fewer than 75% of the total meetings of the Boards and committee meetings on which such Board member served during this period.

The Corporation does not maintain any standing audit, nominating or compensation committee of its Board of Directors. The full Board acts on all matters relating to its audit function and the nomination of individuals for election as directors. Because all employees of the Corporation and the Savings Bank are compensated only at the Savings Bank level, all matters relating to compensation are addressed by the Savings Bank's Board of Directors, with the exception that matters relating to the Corporation's 1995 Stock Option and Incentive Plan (the "Stock Option Plan") and its Management Development and Recognition Plan (the "Management Recognition Plan") are addressed by the Corporation's Option Plan Committee and Management Recognition Plan Committee, respectively.

The Option Plan Committee is comprised of Messrs. Breeze, Byrne and Monken. The Management Recognition Plan Committee is comprised of Messrs. Breeze, Byrne and Monken. Each of these committees met two times during the fiscal year ended September 30, 1997.


                             EXECUTIVE COMPENSATION

Summary Compensation Information. The following tables set forth compensation information for the fiscal years ended September 30, 1997, 1996 and 1995 with respect to the Corporation's and the Savings Bank's Chief Executive Officer. The amounts reflected in the tables were paid by the Savings Bank for services rendered to the Savings Bank. Officers of the Corporation do not receive any additional compensation for serving in such capacities. No officer or employee of the Savings Bank received compensation in excess of $100,000 in the fiscal year ended September 30, 1997. The person named in the tables is sometimes referred to herein as the "named executive officer."


                                          Annual Compensation            Long-Term Compensation
                                                                        Restricted    Securities
       Name and                                         Other Annual       Stock      Underlying      All Other
 Principal Position      Year      Salary     Bonus     Compensation       Award      Options (#)    Compensation
-----------------------------------------------------------------------------------------------------------------

K. Gary Reynolds          1997    $70,640    $  900      $    --         $48,438(1)      25,875        27,342(2)
Executive Officer         1996    $70,640     2,500           --              --             --        18,914(3)
                          1995    $67,275        --           --              --             --            --

-------------------------

(1) Consists of an award on October 10, 1996 of 5,175 shares of restricted stock at $9.36 per share (the market value per share at such date) under the Corporation's Management Recognition Plan. Such shares vest over a five year period from the date of grant with 20% vesting on each anniversary date of the initial grant date. At September 30, 1997, the aggregate value of such award of restricted stock was $64,040.

(2) Consists of an ESOP allocation of 2,018 shares at $10.13 per share or approximately $20,442 at the date of allocation and $6,900 in directors' fees.

(3) Consists of an ESOP allocation of 1,233 shares at $9.50 per share or approximately $11,714 at the date of allocation and $7,200 in directors' fees.

The following table sets forth information with respect to option grants during the fiscal year ended September 30, 1997 under the Corporation's Stock Option Plan.

                            Number of Securities      Percent of Total Options
                             Underlying Options         Granted to Employees      Exercise Price
          Name                  Granted (#)               in Fiscal Year            Per Share      Expiration Date
-------------------------------------------------------------------------------------------------------------------

K. Gary Reynolds                   25,875                       100%                  $9.36        October 10, 2006
President and Chief
Executive Officer

The following table sets forth information with respect to the fiscal year end values of unexercised options under the Corporation's Stock Option Plan.

                                                           Number of Securities           Value of Unexercised
                                                         Underlying Unexercised           In-the-Money Options
                                                      Options at Fiscal Year End (#)     at Fiscal Year End (1)
                                                      ------------------------------  ---------------------------
                        Shares Acquired     Value
        Name           on Exercise (#)    Received    Exercisable    Unexercisable    Exercisable   Unexercisable
        -----          ----------------   ---------   ------------   --------------   ------------  -------------
K. Gary Reynolds              --             $--           --            25,875           $--           $78,143
President and Chief
Executive Officer

-------------------------

(1) This amount represents the difference between the market value of one share of the Corporation's Common Stock on September 30, 1997 ($12.38) and the option exercise price times the total number of shares subject to exercisable or unexercisable options.

         Employment Agreement. The Savings Bank entered into an employment agreement with K. Gary Reynolds, effective January 1, 1995. The employment agreement provides that Mr. Reynolds will be employed for a term expiring on November 30 of each year (the "Anniversary Date") beginning November 30, 1995. The term of the agreement will be automatically renewed for another one-year period, unless the Board of Directors of the Savings Bank has given Mr. Reynolds 90 days' notice prior to an Anniversary Date of its intent not to renew the employment agreement. Under such circumstances, the employment agreement will expire on the next Anniversary Date. Under the employment agreement, the base salary for Mr. Reynolds will be $67,275 per year. Mr. Reynolds will be entitled to receive annually an increase in his base salary in an amount at least equal to the average percentage increase, if any, granted to other officers and employees of the Savings Bank. In addition to base salary, the agreement provides for participation in any group health, medical, hospitalization, dental care, sick leave pay, life insurance, or death benefit and disability plan offered by the Savings Bank to its employees. The agreement also provides for participation in the ESOP, the Corporation's Management Recognition Plan and the Corporation's Stock Option Plan.

         The employment agreement provides for continuing benefits in the event Mr. Reynolds is terminated, or his employment agreement is not renewed, other than for "cause" (as defined in the employment agreement). In such instances, Mr. Reynolds will receive severance pay equal to 12 months of his base salary. If Mr. Reynolds is terminated after a change in control but during the term of the employment agreement and prior to January 1, 2002, then the Savings Bank will pay to Mr. Reynolds a sum equal to his last two years of base compensation. A "change of control" is defined in the employment agreement as the acquisition of more than 25% of the Savings Bank's or the Corporation's outstanding common stock, or the equivalent in voting power of any class or classes of outstanding capital stock of the Savings Bank, by any corporation, person or group. The employment agreement further provides that, within 24 months of a change of control, Mr. Reynolds may elect to treat any substantial change in his duties and responsibilities, made without his consent, or any material reduction in his compensation, as a termination resulting from a change of control.


                             DIRECTORS' COMPENSATION

         All directors of the Savings Bank (both non-officer and officer) receive a fee of $500 for each regular monthly meeting of the Board they attend. No fees are paid for attending committee meetings. Directors of the Corporation do not receive any fees in consideration of their service.


                          TRANSACTIONS WITH MANAGEMENT

         The Savings Bank makes loans to executive officers and directors of the Savings Bank and their affiliates in the ordinary course of its business. Such loans to executive officers, directors and their affiliates are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time the transaction is originated for comparable transactions with nonaffiliated persons and do not, in the opinion of the Savings Bank's management, involve more than the normal risk of collectibility or present any other unfavorable features. As of September 30, 1997, approximately $441,250 were outstanding from the Savings Bank to executive officers and directors of the Savings Bank and their affiliates.


                                    AUDITORS

         The Board of Directors has selected McGladrey & Pullen, LLP, independent public accountants, to be the Corporation's auditors for the 1998 fiscal year. A representative of McGladrey & Pullen, LLP is expected to be present at the Meeting to respond to appropriate questions of stockholders and to make a statement if he desires.

                                  OTHER MATTERS

         The Board of Directors of the Corporation is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

         The Corporation's Annual Report to Stockholders, including financial statements, has been mailed with this Proxy Statement to all stockholders of record as of the close of business on December 1, 1997. The Annual Report to Stockholders is not to be treated as part of the proxy solicitation material or as having been incorporated herein by reference.


           NOTICE PROVISIONS FOR STOCKHOLDER NOMINATIONS OF DIRECTORS

         Any stockholder wishing to nominate an individual for election as a director must comply with certain provisions in the Corporation's Certificate of Incorporation. The Corporation's Certificate of Incorporation establishes an advance notice procedure with regard to the nomination, other than by or at the direction of the Board of Directors of the Corporation, of candidates for election as directors. Generally, such notice must be delivered to or mailed to and received by the Secretary of the Corporation at the principal executive offices of the Corporation not later than the close of business on the 40th day nor earlier than the close of business on the 70th day prior to the first anniversary of the preceding year's annual meeting. The stockholder must also comply with certain other provisions set forth in the Corporation's Certificate of Incorporation relating to the nomination of an individual for election as a director. For a copy of all the provisions in the Corporation's Certificate of Incorporation relating to the nomination of an individual for election as a director, an interested stockholder should contact the Secretary of the Corporation at 200 South Poplar Street, Centralia, Illinois 62801.


                   NOTICE PROVISIONS FOR STOCKHOLDER PROPOSALS

         Any stockholder wishing to bring business before an annual meeting must comply with certain provisions in the Corporation's Bylaws. The Corporation's Bylaws establish an advance notice procedure with regard to certain matters to be brought before an annual meeting of stockholders of the Corporation other than by or at the direction of the Board of Directors of the Corporation. Such notice must be delivered to or mailed to and received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the 40th day nor earlier than the close of business on the 70th day prior to the first anniversary of the preceding year's annual meeting. The stockholder must also comply with certain other provisions set forth in the Corporation's Bylaws relating to the bringing of business before an annual meeting. For a copy of all the provisions in the Corporation's Bylaws relating to the bringing of business before an annual meeting, an interested stockholder should contact the Secretary of the Corporation at 200 South Poplar Street, Centralia, Illinois 62801.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Based solely on a review of copies of Form 3, 4 and 5 beneficial ownership reports and amendments thereto furnished to the Corporation, and written representations that no other reports were required, the Corporation believes that its directors, officers and greater than 10% stockholders complied with all applicable requirements of Section 16(a) of the Exchange Act during the fiscal year ended September 30, 1997.


              INCLUSION OF STOCKHOLDER PROPOSALS IN PROXY MATERIALS

         In order to be eligible for inclusion in the Corporation's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Corporation's main office at 200 South Poplar Street, Centralia, Illinois, no later than August 22, 1998. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act.


                                   FORM 10-KSB
A COPY OF THE FORM 10-KSB FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1997 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO K. GARY REYNOLDS, PRESIDENT, CSB FINANCIAL GROUP, INC., 200 SOUTH POPLAR STREET, CENTRALIA, ILLINOIS 62801.

                                 REVOCABLE PROXY

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                          OF CSB FINANCIAL GROUP, INC.

         The undersigned hereby appoint(s) A. John Byrne and Wesley N. Breeze, or either of them, as proxies for the undersigned, with full power of substitution, to act and to vote all the shares of common stock of CSB Financial Group, Inc. that the undersigned would be entitled to vote if personally present at the annual meeting of stockholders to be held at the Carlyle office of Centralia Savings Bank, 801 12th Street, Carlyle, Illinois, on January 9, 1998, or at any adjournments or postponements thereof. Said proxies are directed to vote as instructed on the matters set forth on this card and otherwise at their discretion. Receipt of a copy of the notice of said meeting and proxy statement are hereby acknowledged.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES LISTED BELOW.

(Please sign, date and mail in the enclosed return envelope.)

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL THE NOMINEES PLEASE MARK YOUR VOTE IN THE BOX IN THE FOLLOWING MANNER USING DARK INK ONLY

                                                                                    For all
Election of Directors                                                              Except the
                                                                 Withhold          Nominee(s)
Nominees:                                         For           Authority        Written Below


Michael Donnewald; W. Harold Monken

Dated:_____________________, 199__                            -----------------------------------------------
                                                              Signature of Stockholder


                                                              -----------------------------------------------
                                                              Signature of Stockholder (if held jointly)

IMPORTANT: Please sign exactly as your name or names appear on the left. If stock is held jointly, all joint owners [affix label here] must sign. Executers, administrators, trustees, guardians, custodians, corporate officers and others signing in a representative capacity should put their full title.

Please check the following box if you plan to attend the Meeting.